Exhibit (b)

                                CERTIFICATION

                          Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002

        The undersigned, the Chief Financial Officer of the Copley Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended February 28, 2006 as filed with the Securities and Exchange Commission, pursuant to 18 U.S.C.
        Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certifies that, to the best of my knowledge:

        1. such Form N-CSR fully complies with the requirements of
        Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
        and

        2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: April 29, 2006





/s/ Irving Levine
Irving Levine
President and Treasurer
Chief Executive Officer